Supplement to the
Fidelity® International Small Cap Fund
December 30, 2004
Prospectus

The following information replaces the "Annual operating expenses (paid from International Small Cap assets)" section of the "Fee Table" on page 5.

Annual operating expenses (paid from International Small Cap assets)

Management fee	0.94%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.36%
Total annual class operating expensesA	1.30%

A Effective September 20, 2002, FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.80%. This arrangement may be discontinued by FMR at any time.

ISC-05-01 February 1, 2005
1.778063.109